                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 2000


                                webMethods, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)






Delaware                              00-115681                    54-1807654
-------------------------------       ------------------------     ------------------------------
(State of Other Jurisdiction          (Commission File             (IRS Employer Identification
of Incorporation)                     Number)                      Number)

3930 Pender Drive
Fairfax, Virginia                                                  22030
-------------------------------                                    ------------------------------
(Address of Principal Executive                                    (Zip Code)
Offices)


Registrant's Telephone Number, including Area Code:           (703) 460-2500
                                                              ----------------


                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events
        ------------

        On September 14, 2000, webMethods, Inc. ("webMethods") announced the creation of the webMethods Ariba Supplier Solution, a software and services solution for integrating suppliers with Ariba, Inc.'s ("Ariba") Commerce Services Network. The webMethods Ariba Supplier Solution combines webMethods' business-to-business integration (B2Bi) technology for connecting Ariba Network trading partners' ERP systems to the Ariba Network with Electronic Data Systems Corp. ("EDS") as the preferred services provider. As part of this Solution, webMethods entered into an Agreement with EDS for providing the underlying software and services. Under the terms of this multi-year Agreement, EDS will be webMethods' sole preferred systems integration and consulting partner for Ariba supplier implementations and will resell webMethods' B2Bi Solution Suite.

        A press release announcing the webMethods Ariba Supplier Solution and webMethods' Agreement with EDS are attached as exhibits to this report.

Item 7. Financial Statements and Exhibits
        ---------------------------------
        (c)       Exhibits


Exhibit Number                    Exhibit
--------------                    -------
99.1                              Press Release Dated September 14, 2000

99.2                              Master Alliance Agreement, dated as of
                                  September 1, 2000, by and between
                                  Electronic Data Systems Corp., EDS
                                  Information Services L.L.C. and
                                  webMethods, Inc.
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


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        webMethods, Inc.


                                        By:  /s/ MARY DRIDI
                                             ----------------------------------
                                             Chief Financial Officer





Dated:   September 25, 2000




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                                INDEX TO EXHIBITS


Exhibit Number              Exhibit
--------------              -------
99.1                        Press Release Dated September 14, 2000

99.2                        Master Alliance Agreement, dated as of
                            September 1, 2000, by and between
                            Electronic Data Systems Corp., EDS
                            Information Services L.L.C. and
                            webMethods, Inc.